UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On January 9, 2018 (the “Execution Date”), Par Hawaii, Inc. (“Par Hawaii”), an indirect subsidiary of Par Pacific Holdings, Inc. (the “Company”) wholly-owned by Par Petroleum, LLC, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with CHS, Inc., a Minnesota cooperative corporation (the “Seller”) and, solely for certain purposes specified in the Agreement, the Company. Pursuant to the Agreement, the Seller agreed to sell substantially all of its properties, assets, rights and claims related to its ownership of (a) twenty-one (21) owned retail gasoline, convenience store facilities and (b) twelve (12) leased retail gasoline, convenience store facilities, all at various locations in Washington and Idaho (collectively, the “Acquired Station Properties”) to Par Hawaii and Par Hawaii agreed to assume certain liabilities related to the Acquired Station Properties (the “Transaction”).

Set forth below are certain material terms of the Purchase Agreement.

Deposit. On the Execution Date, Par Hawaii made a deposit toward the purchase price for the Acquired Station Properties of $3.5 million (the “Deposit”). The Deposit will either be applied towards such purchase price or returned to Par Hawaii unless the Purchase Agreement is terminated (i) by either Par Hawaii or the Seller in the event that the consummation of the Transaction shall not occur on or before March 31, 2018 (the “Outside Date”), or (ii) by the Seller in the event of certain breaches by Par Hawaii of the representations, warranties and covenants contained in the Purchase Agreement.

Purchase Price. Par Hawaii has agreed to purchase the Acquired Station Properties for a purchase price, payable in cash at the closing of the Transaction, equal to $70 million, minus the Deposit, plus the value of certain inventory at the closing, plus or minus adjustments for the prorated amounts of property tax adjustments, rents and prepaid expenses and utilities, and minus the agreed value of any properties that are excluded from the Acquired Station Properties, pursuant to the terms of the Purchase Agreement.

Closing Conditions. The closing of the Transaction is subject to certain customary closing conditions, including the obtaining of certain consents and approvals to the purchase of the Acquired Station Properties and no material adverse effect on the Acquired Station Properties since the Execution Date. The closing of the Transaction will take place no later than the third business day following the satisfaction or waiver of the closing conditions contained in the Purchase Agreement, or on such other date to which the Seller and Par Hawaii may mutually agree, but in no event later than the Outside Date.

Representations, Warranties and Covenants. The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type. The Purchase Agreement also contains certain covenants with respect to the period of time between the Execution Date and the closing of the Transaction, including covenants related to the Seller’s conduct of its business with respect to the Acquired Station Properties.

Indemnification. The Seller and Par Hawaii have generally agreed to indemnify each other for breaches of the representations, warranties and covenants contained in the Purchase Agreement, subject to certain survival period limitations, deductibles, caps and mini-baskets. In addition, the Seller has agreed to indemnify Par Hawaii for liabilities related to the Seller’s ownership or operation of the Acquired Station Properties prior to the closing date, other than those liabilities specifically assumed by Par Hawaii, and Par Hawaii has agreed to indemnify the Seller for liabilities arising from Par Hawaii’s ownership of the Acquired Station Properties on or after the closing date.

Ancillary Agreements. In connection with the closing of the Transaction, the Seller and Par Hawaii and their respective affiliates will enter into a number of ancillary agreements, including a multi-year branded petroleum marketing agreement for the continued supply of Cenex-branded refined products to the Acquired Station Properties and a multi-year supply agreement pursuant to which Hermes Consolidated, LLC d/b/a Wyoming Refining Company, an affiliate of Par Hawaii, will supply refined products to the Seller within the Rocky Mountain and Pacific Northwest markets.

Guaranty. The Company will guarantee all of the obligations of Par Hawaii under the Purchase Agreement.

Item 7.01.	Regulation FD Disclosure.

On the Execution Date, the Company issued a news release announcing the entry into the Purchase Agreement. The news release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements with respect to the timing and completion of the Transaction, the anticipated synergies and other benefits of the Transaction, the anticipated financial and operating results of the Transaction and the effect on the Company’s cash flows and profitability (including Adjusted EBITDA, free cash flow and Adjusted earnings per share), and the Company’s plans for financing the Transaction, the conditions to the closing of the Transaction, the entry into certain ancillary agreements in connection with the Transaction, and the possibility that the Transaction will not close, are forward-looking statements. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties. The Company cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. The Company does not intend to update or revise any forward-looking statements made herein or any other forward looking statements as a result of new information, future events or otherwise. The Company further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this news release.

Item 9.01	Financial Statements and Exhibits

(d)

99.1	News Release, dated January 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2018

PAR PACIFIC HOLDINGS, INC.

By:	/s/ J. Matthew Vaughn
J. Matthew Vaughn
Senior Vice President and General Counsel

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